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                                                                 EXHIBIT 10.21.3

                                 THIRD AMENDMENT

                                       TO

                           PURCHASE AND SALE AGREEMENT

                  This THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Amendment") is made and entered into as of October 21, 2003, between AP/APMC SAVANNAH, L.P. ("Seller") and BARCELO CRESTLINE CORPORATION, a Maryland corporation ("Buyer").

                                    RECITALS

                  WHEREAS, Seller and Buyer have entered into that certain Purchase and Sale Agreement dated as of September 17, 2003, as amended by that First Amendment to Purchase and Sale Agreement dated as of October 7, 2003, as further amended by that Second Amendment to Purchase Agreement dated as of October 17, 2003 (collectively, the "Original Agreement"); and

                  WHEREAS, Buyer and Seller have decided to amend the Original Agreement to (i) specify the allocation of the Purchase Price, (ii) extend the Inspection Period and (iii) amend certain other provisions of the Original Agreement.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. The Purchase Price shall be allocated among the Property as set forth on Exhibit E attached hereto.

     2. Section 3(d) of the Original Agreement is hereby amended to extend the expiration of the Inspection Period through and until 5:00 p.m. eastern standard time on October 23, 2003.

     3. Buyer hereby elects to extend the Scheduled Closing Date until on or before January 17, 2004 and agrees before the expiration of the Inspection Period to deposit the Extension Deposit with the Title Company.

     4. Except as specifically amended hereby, Seller and Buyer agree that the Original Agreement remains in full force and effect and binding upon the parties hereto. In the event of any conflict between the Original Agreement and this Amendment, the terms of this Amendment shall prevail. All capitalized terms not defined herein shall have the meaning set forth in the Original Agreement.

     5. This Amendment may be executed in separate counterparts, the signatures on which may be by facsimile, none of which need contain the signatures of all parties, each of

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which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                  IN WITNESS WHEREOF, Seller and Buyer have duly executed this Amendment as of the date first above written.

                                    SELLER:

                                    AP/APMC SAVANNAH, L.P.

                                    By: AP/APMC-GP, Inc.

                                          By:    /s/ Ricardo Koenigsberger
                                             -----------------------------------
                                             Name:  Ricardo Koenigsberger
                                             Title: Vice President

                                    BUYER:

                                    BARCELO CRESTLINE CORPORATION

                                    By:          /s/ Patrick W. Campbell
                                       -----------------------------------------
                                    Name:  Patrick W. Campbell
                                    Title: Senior Vice President

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                                    EXHIBIT E

                            PURCHASE PRICE ALLOCATION

                                 Land          $8,450,000

                              Buildings       $36,000,000

                                 FF&E          $5,500,000

                           Inventory/Supplies    $50,000

                                      E-1